Exhibit 99.1

UniSource Energy Corporation UBS Natural Gas, Electric Power and Coal Conference March 2011 NYSE: UNS

Contact Information & Safe Harbor

- **Paul J. Bonavia, Chairman, President and CEO**
- **Kevin P. Larson, SVP, CFO and Treasurer**
- **Investor Relations Contact Information**

M. Jo Smith, Director	**Chris Norman, Lead Analyst**
(520) 884.3650	(520) 884.3649
josmith@uns.com	cnorman@uns.com

- **Investor Information**

  http://ir.uns.com

Safe Harbor and Non-GAAP Measures

- This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company's pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP's generating plants; and other factors listed in UniSource Energy's Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy.
- The Company's press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.
- Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company's management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company's operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

UniSource Energy

2

2010 Financial Overview 3

2010 Highlights

- **Reported diluted earnings per share of $2.82 vs. $2.69 in 2009**
  - Excluding Millennium, diluted EPS of $3.15 vs. $2.63 in 2009
- **TEP's total retail kWh sales were 0.8% below 2009**
  - Weather, economy and energy efficiency negatively impacted retail sales volumes
  - Mining kWh sales increased by 1.4% as miners increased production in response to strong copper prices
- **UNS consolidated Base O&M of $265 million was 2.6% below 2009**
  - Lower generating plant maintenance and pension and postretirement medical expense
- **Capital markets supportive of refinancing efforts**
  - Refinanced over $750 million of credit facilities
  - Issued $137 million of new debt at TEP; $37 million of which replaced higher coupon bonds
- **Rate increases at UNS Gas and UNS Electric**
  - 2% base rate increase at UNS Gas effective April 2010
  - 4% base rate increase at UNS Electric effective October 2010; ACC approved purchase of BMGS
- **ACC adopted decoupling policy**
  - Utilities can propose decoupling mechanisms in next general rate case
- **TEP completed purchase of Sundt Unit 4**
- **TEP added 3.4 MW of company – owned solar facilities**


UniSource Consolidated Diluted EPS
Reported
Excluding Millennium
$2.69
$2.63
$2.82
$3.15
2009
2010

UniSource Energy

4

2011- 2013 Financial Outlook

2011 Factors

	Pre-Tax ($ mil)
UNS Consolidated	
Higher Base O&M	$ (7)
TEP	
Higher retail sales of 0.5%	$ 3
Lower long-term wholesale margin	$ (9)
Higher depreciation expense	$ (10)
Higher interest expense*	$ (7)
Lower capital lease expense**	$ 3

* Interest expense on long and short-term debt

**Includes capital lease interest (net of interest income) and amortization

2011 – 2013 Opportunities

- ACC approval in mid-2011 of interim decoupling mechanism
  - TEP's request included lost revenue recovery from incremental energy efficiency savings of up to $4 million in 2011 and $14 million in 2012
- Potential increase in TEP's mining load
  - Up to 100 MW in the next 3-5 years from expansion of existing mining operations and re-opening of dormant mines
  - At full production, 100 MW from the proposed new Rosemont Copper mine
- Continued O&M cost containment
- UNS Gas case filed in 2011 with new rates effective in mid-2012
- Return on TEP and UNS Electric investments in solar projects
- TEP rate case filed June 30, 2012 with new rates effective in mid-2013

UniSource Energy

5

2011 Key Earnings Sensitivities 6 6 (CHART) (CHART) 2011 Earnings Guidance: $2.60 - $2.90 per Diluted Share

Company Overview 7

Regulated Electric and Gas Utility Businesses UNS' Largest Subsidiary~ 77% of Operating Revenues~ 81% of Total AssetsVertically Integrated Electric Utility~ 403,000 Electric Customers Gas & Electric T&D Businesses~ 146,500 Gas Customers~ 91,000 Electric Customers 8

Utility Service Areas Valencia Tucson San Juan Four Corners Luna Phoenix Flagstaff Prescott NEVADA UTAH COLORADO CALIFORNIA NEW MEXICO Navajo Springerville Black Mountain MEXICO Sundt Generating StationSolar Station Service Areas TEP UNS Gas UNS Gas & ElectricUNS Electric 9

Compelling Long-Term Value Proposition Compelling Long-Term Value Proposition 10

Attractive Dividend Yield & Growth Potential In February 2011, the Board increased the dividend by 7.7% to an annual indicative level of $1.68Reiterated intent to reach a 60% payout level Signals confidence in UNS' continued strong operating performance and solid cash flows from operationsPayout is calculated using net income or basic earnings per share; not diluted earnings per share *Indicated annual dividend (CHART) Notes: UNS estimated payout based on 2011 indicated annual dividend and the net income associated with the mid-point of earnings guidance.Industry average taken from EEI Q4 Financial Update (CHART) (CHART) 16% Avg. Annual Growth Rate 11

UNS Consolidated - Cash Flows & Capital Expenditures

Strong operating cash flows provides flexibility

- On average, operating cash flows fund capital expenditures
- Annual dividend increases since 2000
- Bonus depreciation expected to increase cash flows

Manageable level of capital expenditures

- Environmental upgrades to generating plants and expansion of transmission capability into Palo Verde hub driving higher capital expenditures in 2011-2014

Rate base growth without regulatory lag

- Purchased Sundt Unit 4 in 2010 for $52 million
- $14 million invested in solar PV projects in 2010 with cost recovery through the renewable energy surcharge (RES) beginning in January 2011
- Anticipate investments in solar projects of $33 million per year in 2011 – 2014, with cost recovery through the RES surcharge

UNS Consolidated Operating Cash Flow and Capital Expenditures ($ millions)



$283
$238
$323
$245
$277
$357
$347
$287
$343
$317
$350
$389
$333
$409
$366
2006
2007
2008
2009
2010
2011E
2012E
2013E
2014E
Cash Flow
Capex

Note: Capital expenditure estimates are from the 2010 Form 10-K

UniSource Energy

12

TEP – Diverse Retail Customer Base


2010 Retail kWh Sales Mix
Copper Mining 12%
Other 2%
Residential 42%
Industrial 23%
Commercial 21%


2010 Retail Margin Revenues
Total = $551MM
Copper Mining 6%
Other 2%
Industrial 17%
Residential 46%
Commercial 29%

Largest Retail Customers

Customer	Sector
Freeport McMoRan	Copper Mining
Asarco	Copper Mining
University of Arizona	Education
Fort Huachuca, US Army Intelligence Center	Military
Raytheon	Defense
IBM	Technology
Davis Monthan Air Force Base	Military
Arizona Portland Cement	Construction
Liquid Air	Manufacturing



University of Arizona



Davis Monthan Air Force Base



Freeport McMoRan

UniSource Energy
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TEP - Retail Customers

Customer base continues to grow at a modest pace

- Long-term outlook positive with a customer growth rate of more than 1.5% by 2014

Expect local economy to gradually improve

- Positive indicators in home sales and inventories
- Economists at the University of Arizona consider the recession over in Arizona and expect growth to gradually resume
- Tucson unemployment rate 8.3% (as of Dec. 2010) vs. national average of 9.0% (as of Jan. 2011)

Rate of Growth in Retail Customer Base


420,000
390,000
360,000
330,000
300,000
2.2%
2.3%
2.5%
2.0%
1.3%
0.6%
0.4%
0.3%
0.5%
2003
2004
2005
2006
2007
2008
2009
2010
2011E

Weak economic conditions impacted sales

- Recession resulted in year-over-year sales declines since 2008
- In 2010, sales to mining customers increased 1.4%

Modest growth expected to return in 2011

- Anticipate increase in sales to mining and commercial customers in 2011
- Retail sales in 2012 and 2013 expected to increase 1.5% - 2.5%

TEP Retail Sales – Annual % Change


GWh
10,500
9,500
8,500
7,500
6,500
5,500
3.6%
3.2%
3.9%
3.7%
4.7%
(1.4%)
(1.4%)
(0.8%)
0.5%
2003
2004
2005
2006
2007
2008
2009
2010
2011E

UniSource Energy
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Long-Term Economic Outlook Remains Strong *According to University of Arizona Economic and Business Research Center as of Dec. 2010 (CHART) 15 (CHART)

TEP - Energy Resources Provide Optionality



Generating Capacity – 2,245 MW
Solar
6 MW – 0.3%
Owned Coal
1,061 MW – 47%
Simple Cycle Gas
496 MW – 22%
Gas CCCT
190 MW - 9%
Coal/Gas
156 MW - 7%
Leased Coal
334 MW – 15%
2010 Resource Mix - GWh
Purchases
3,086 GWh
23%
Solar
30 GWh
< 1%
Coal
9,272 GWh
69%
Gas
986 GWh,
7%
Owned Coal – 1,061 MW
(incl. 14% of Springerville Unit 1)
Leased Coal – 86% of 387 MW Springerville Unit 1
Coal / Gas - Sundt Unit 4
Luna Combined Cycle Gas Turbine
Simple Cycle Gas Units
Solar
Purchased Power

Leased and duel fuel plants provide optionality

- Springerville Unit 1 lease (expires Jan. 2015) has fair market value purchase and lease renewal options

No near-term new base load generation requirements

- Substation and transmission line additions are expanding access to the Palo Verde hub
- Current resources and access to Palo Verde hub are adequate to serve potential increase in mining load in the next 3 to 5 years

Limited commodity price exposure for retail fuel & purchased power costs

- Long-term coal contracts provide price and supply stability PPFAC allows for full recovery
- PPFAC allows for full recovery

Protection against carbon-related costs

- Carbon costs are a fuel-related cost and can be recovered through the PPFAC
- 2008 Rate Order allows base rate & adjustor mechanism change in emergency conditions, subject to ACC approval

UniSource Energy 16

Strong Coal Plant Operating Performance Average Equivalent Availability Factor Baghouse- Low NOx Environmental Equipment Operator TEP's Share (MW) Coal Delivery In Service Dates TEP's Share (%) TEP 156 MW rail 1967 100% TEP 770 MW rail Unit 1 - 1985 Unit 2 - 1990 100% Arizona Public Service 110 MW mine mouth Unit 4 - 1969 Unit 5 - 1970 7% Salt River Project 168 MW mine mouth Unit 1 - 1974 Unit 2 - 1975 Unit 3 - 1976 7.5% Public Serviceof New Mexico 322 MW mine mouth Unit 1 - 1976 Unit 2 - 1973 50% Coal Supplier Contract Term Peabody 2020 BHP Billiton 2016 Peabody 2011 San Juan Coal 2017 Rio TintoChevron Mining 2009 Annual Expected Coal Usage 350 k tons 3.2 mil. tons 400k tons 500k tons 1.3 mil. tons BaghouseScrubbersLow NOx BaghouseScrubbers- PrecipitatorsScrubbers- BaghouseScrubbersLowNOxMercury removal Sundt Unit 4 coal/gas Navajo Units 1,2&3 coal Industry Avg. coal Four Corners Units 4&5 coal San Juan Units 1&2 coal Springerville Units 1&2 coal (CHART) 93% 87% 87% 83% 05 06 07 08 09 91.9% (CHART) 89.2% (CHART) 82.1% (CHART) 86.1% (CHART) 81.1% (CHART) 85.0% 06 07 08 09 10 17 06 07 08 09 10 06 07 08 09 10 06 07 08 09 10 06 07 08 09 10

UniSource Energy Services

UNS Gas
- T&D retail gas business
- 146,500 retail customers
- 2010 retail sales - 112 million therms
- $240 million net plant in-service at 12/31/10

Rate Case Activity
- Base rate increase of $3.5 million effective April 2010
- Original cost rate base of $180 million @ 6/30/08
- Expect to file new rate case in 2011

UNS Electric
- T&D retail electric business
- More than 90,000 retail customers
- 2010 retail sales – 1,857 GWh
- $220 million net plant in-service at 12/31/10

Rate Case Activity
- Base rate increase of $7.4 million effective October 2010 (UNS Electric requested increase of $13.5 million)
- Original cost rate base of $169 million at 12/31/08
- Approved acquisition of Black Mountain Generating Station
- Approved investments of $5 million annually in company-owned solar projects from 2011-2014

UES Net Income

($ millions)



$20
$15
$10
$5
$-
$4
$5
$8
$4
$7
$6
$9
$10
2007
2008
2009
2010
UNS Gas
UNS Electric

Estimated Capital Expenditures

($ millions)



$70
$60
$50
$40
$30
$20
$10
$-
$12
$37
$11
$51
$14
$25
$16
$30
$22
$32
2011E
2012E
2013E
2014E
2015E
UNS Gas
UNS Electric

UniSource Energy

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Renewable Energy Leadership

Arizona Renewable Energy Standard and Tariff
- RES requires 15% of all retail energy needs from renewable resources by 2025
- Customer surcharge funds above market cost renewable energy

Proposals to invest $146 million in solar photovoltaic projects over next 5 years

<u>TEP</u>
- ACC approved 2011 investment of up to $28 million for ~ 7 MW
  - Cost recovery, including ROI through RES surcharge

<u>UNS Electric</u>
- ACC approved annual investments of up to $5 million for ~1.25 MW from 2011-2014

Purchase Options Included in Solar PPAs
- 136 MW of TEP's solar Power Purchase Agreements (PPA) include purchase options that can be exercised after the 5th year

Estimated Capital Expenditures for Solar Projects
($ in millions)


TEP
UNS Electric
$14
$28
$5
$28
$5
$28
$5
$28
$5
2010
2011E
2012E
2013E
2014E

TEP and UNS Electric REST Compliance


Renewable Energy Credits
Short term Purchases
Solar PPAs (Approved)
Owned Solar
Wind PPAs (Approved)
Biogas PPA (Approved)
Total Requirements
GWh
800
600
400
200
-
2010
2011
2012
2013
2014
2015
2016

UniSource Energy
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TEP & UNSE Renewable Contracts and Projects

PPAs

Resource/ Counterparty	Technology	Location	Operator	Completion Date	Term (Years)	Purchase Option	Capacity MW
Solar							
Amonix	Concentrating PV	Tucson, AZ	Amonix	2011	20	On or after yr. 6 at FMV	2
Swan Solar	Concentrating PV	Tucson, AZ	Amonix	2011	20		12
NRG Solar	Fixed PV	Tucson, AZ	NRG Solar	2011	20		25
First Light	Fixed PV	Tucson, AZ	CTC	2011	20		5
Emcore Solar	Concentrating PV	Tucson, AZ	Emcore	2011	20		2
Solon	SAT PV	Kingman, AZ	Solon	2011	20		5
Solon	SAT PV	Santa Cruz County	Solon	2012	20		5
FRV Tucson Solar	SAT PV	Tucson, AZ	Renewable Ventures	2012	20		25
FSP Solar One	SAT PV	Tucson, AZ	Foresight Solar	2012	20		4
FSP Solar Two	SAT PV	Tucson, AZ	Foresight Solar	2012	20		12
Avalon Solar	Fixed PV	Marana, AZ	Avalon	2012	20		35
Renewable Fuel	Solar Thermal	Tucson, AZ	Bell IPC	2013	20		5.5
Wind							
Western Wind Energy US Corp	Wind	Kingman, AZ	Western Wind	2011	20	None	11
Macho Springs	Wind	Deming, NM	Element Power	2011	20	None	50
Landfill Gas							
Sexton Energy	Landfill Gas	Tucson, AZ	Sexton Energy	2013	15	None	2.2
						Total	**198.5**

Owned / In Development

Fuel/ Plant	Technology	Status	Completion Date	Net Capacity MW
Solar				
Springerville Solar Station	Fixed PV	Complete	2002	4.6
Springerville Solar Expansion	Fixed PV	Complete	2010	1.8
Univ. of Arizona Tech Park	SAT PV	Complete	2010	1.6
Tucson Airport Project	SAT PV	In progress	2011	5
TBD	SAT PV	Scheduled	2012	5
			Total	**18**

UniSource Energy

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TEP - Long-Term Wholesale Sales

Margin on long-term wholesale sales benefits shareholders
- Gross margin on total long-term wholesale sales was $28 million in 2010
- Expect gross margin on 2011 long-term wholesale sales of $19 million

Salt River Project (SRP) 100MW
- TEP receives monthly demand charge of $1.8 million ($22 million annually) and provides energy at TEP's average fuel cost
- Contract modifications effective June 1, 2011
  - No demand charge; energy charge based on slight discount to Palo Verde Index
  - SRP monthly purchase requirement of 73,000 MWhs (876,000 MWhs annually)
  - Contract expires May 2016

Navajo Tribal Utility Authority (NTUA)
- No demand charge; energy priced in mid - $50 per MWh range
- No minimum purchase requirement
- Contract modifications effective 2010
  - Energy charge for 50% of sales (June-Sept) based on Palo Verde Index (~30 GWhs)
  - Contract expires December 2015

Long-Term Contracts Regulated by FERC
- Approximately $63 million of generation assets excluded from ACC rate base in TEP rate case (12/31/06 test year)



Long-Term Wholesale Contracts
GWh Sales
194
613
245
702
245
785
NTUA
SRP
2009
2010
2011E



Long-Term Wholesale Contracts
Pre-Tax Margin (millions)
$25
$28
$19
2009
2010
2011E

UniSource Energy
21

Regulatory Overview 22

Regulatory Framework

Arizona Corporation Commission

- Constitutionally created branch of Arizona government
- Five commissioners elected state-wide
- Limited to serve two consecutive four year terms

Commissioner	Term Expires
Gary Pierce (R) (Chairman)	Jan. 2015*
Brenda Burns (R)	Jan. 2015
Bob Stump (R)	Jan. 2013
Sandra Kennedy (D)	Jan. 2013
Paul Newman (D)	Jan. 2013

* Unable to run for re-election - two term limit

Federal Energy Regulatory Commission

- Transmission rates
- Long-term wholesale transactions

UniSource Energy

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Good Regulatory Foundation 24

Energy Efficiency Standards and Decoupling

ACC approved Electric and Gas Energy Efficiency Standards in 2010

- Designed to require TEP, UNS Electric, UNS Gas and other affected utilities to implement cost effective demand side management programs
- Electric EE Standards target total retail kWh savings in 2011 of 1.25% of 2010 sales
  - Targeted kWh savings increase annually in subsequent years until they reach a cumulative annual reduction in retail kWh sales of 22% by 2020
- Gas EE Standards target total retail therm savings in 2011 of 0.5% of 2010 sales
  - Targeted savings increase annually in subsequent year until they reach a cumulative annual reduction in retail therm sales of 6% b 2020

ACC Decoupling Policy Adopted in December 2010

- Designed to encourage energy conservation by restructuring utility rates to separate the recovery of fixed costs from the level of energy consumed
- Policy indicates that revenue per customer decoupling may be well suited for Arizona as it responds to customer growth
- Utilities can propose decoupling mechanism in next general rate case application
- TEP requested interim decoupling mechanism that would allow recovery of lost revenues resulting from the implementation of energy efficiency measures
  - Requested recovery of up to $4 million in 2011 and $14 million in 2012

BRIGHT SOLUTIONS℠
UniSource Energy Corporation

UniSource Energy

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2008 TEP Rate Order Key Provisions Methodology Cost-of-service Test year 12/31/2006 Rate base $1.02 billion 2006 Retail Sales (GWh) 9,320 Allowed ROE 10.25% Capital Structure 42.5% equity / 57.5% debt (Actual capital structure was 40% equity, excluding capital leases, and 60% debt) Non-fuel base rate increase 6% (approx. $47 million). Effective Dec. 1, 2008. Purchased Power and Fuel Adjustment Clause (PPFAC) Effective Jan. 1, 2009Forward lookingEnergy, capacity and transmission Springerville Unit 1 - 387 MW coal-fired plant leased by TEP. Lease expires Jan. 1, 2015. Non-fuel recovery of $25.67 per kW per month or approx. $117 millionApproximates levelized cost through the remainder of the term of the lease Average base retail rate 8.9 cents / kWh (base non-fuel rate of 6.0 cents) Rate case moratorium Cannot file new case before 6/30/2012 with a test year no earlier than 12/31/11 26

2008 TEP Rate Order - Rate Base $1.02 billion ACC jurisdictional rate base as of 12/31/2006Excludes FERC-regulated assetsHigh voltage transmission assets of $205 millionGeneration assets dedicated to long- term wholesale sales of approximately $63 millionExcludes adjustments of $134 million for deferred income taxes, working capital and other items and other items and other items and other items and other items and other items and other items and other items and other items and other items and other items and other items 27 Note: Capital expenditure estimates from 2010 10-K(CHART) $1.4B - $1.5B

TEP Rate Case & Springerville Unit 1 Timeline 2008 2009 2010 2011 2012 2013 2014 2015 12/1/2008Effective date of 2008 TEP Rate Order 12/31/2011Earliest test year 6/30/2012Earliest filing date 1/1/2013Earliest effective date of rate case 1/1/2015Expiration of Springerville Unit 1 Lease 28 9/1/2013Notify lessor of intent to purchase or renew Springerville Unit 1 Lease

2008 TEP Rate Order - Key Provisions

ACC Decision No. 70628

II. Rate increase
2.2 TEP's rates, including generation, will be determined using a cost-of-service methodology. …TEP shall withdraw its proposed market and hybrid rate methodologies.

Original cost rate base: $1.02B (net of $134M of adjustments, including deferred income taxes of $119M)

Average base rate increase of 6% (avg. base retail rate of 8.9 cents/kWh)

- Includes base cost of fuel & purchased power of 2.8896 cents/kWh
- Revenue increase of $47.1M

III. Ratemaking treatment of generation assets
3.1 For ratemaking purposes, SGS Unit 1 and Luna shall be included in TEP's rate base at their respective original costs. All other generation assets acquired by TEP after December 31, 2006, but before December 31, 2012, shall be included in TEP's rate base at their respective original costs, subject to the Commission's subsequent regulatory and ratemaking review and approval.

3.2 Recovery of SGS Unit 1 non-fuel costs shall reflect a cost of $25.67 per KW per month which approximates the levelized cost of SGS Unit 1 through the remainder of the primary lease term for this generating facility. In addition, SGS Unit 1 leasehold improvements shall be included in TEP's original cost rate base at net book value as of December 31, 2006.

3.3 Luna shall be included in TEP's original cost rate base at net book value as of December 31, 2006.

UniSource Energy
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2008 TEP Rate Order - Key Provisions 30 X. Rate case moratorium10.1 TEP's base rates shall remain frozen through December 31, 2012.10.2 TEP shall not submit a rate application sooner than June 30, 2012. ...test year ending no earlier than December 31, 2011.10.2 Signatories agree to use their best efforts to have post-moratorium rates in place no later than thirteen months after TEP's rate application is filed with the Commission.XI. Emergency Clause11.1 ...TEP shall not be prevented from requesting a change to its base rates, or necessary changes to the PPFAC mechanism, the DSM or REST, that would take effect prior to January 1, 2013, in the event of conditions or circumstances that constitute an emergency. ...emergency is limited to an extraordinary event that is beyond TEP's control and that, in the Commission's judgment, requires rate relief in order to protect the public interest. This provision is not intended to preclude TEP from seeing rate relief pursuant to this paragraph in the event of the imposition of a federal carbon tax or related federal cap and trade system. 30

Supplemental Information 31

TEP Generation Portfolio Fuel/ Plant Fuel/ Plant Unit No. Location Date In Service Operator TEP's Share % TEP Share Net Capacity MW Coal Coal Springerville Station 1 Springerville, AZ 1985 TEP 100 387 Springerville Station 2 Springerville, AZ 1990 TEP 100 390 San Juan Station 1 Farmington, NM 1976 PNM 50 170 San Juan Station 2 Farmington, NM 1973 PNM 50 170 Navajo Station 1 Page, AZ 1974 SRP 7.5 56 Navajo Station 2 Page, AZ 1975 SRP 7.5 56 Navajo Station 3 Page, AZ 1976 SRP 7.5 56 Four Corners Station 4 Farmington, NM 1969 APS 7 55 Four Corners Station 5 Farmington, NM 1970 APS 7 55 Gas Gas Luna Energy Facility 1 Deming, NM 2006 PNM 33.3 190 North Loop Tucson, AZ 2001 TEP 100 95 Gas/Oil Gas/Oil Sundt Station 1 Tucson, AZ 1958 TEP 100 81 Sundt Station 2 Tucson, AZ 1960 TEP 100 81 Sundt Station 3 Tucson, AZ 1962 TEP 100 104 DeMoss Petrie Tucson, AZ 1972 TEP 100 85 Sundt ITCs Tucson, AZ 1972-1973 TEP 100 50 Coal/Gas Coal/Gas Sundt Station 4 Tucson, AZ 1967 TEP 100 156 Solar Solar Springerville Solar Station Springerville Solar Station Springerville, AZ 2001 TEP 100 6 Community Solar Projects Community Solar Projects Tucson, AZ 2011 TEP 100 2 Total 2,245 32

Credit Ratings

- **Sufficient lines of credit**
  - TEP - $200 million; UES - $100 million; UNS - $125 million; mature in Nov. 2014
- **Credit ratings**
  - TEP received one notch upgrade from Fitch in Sept. 2010

TEP	Moody's	S&P	Fitch
Secured	Baa1	BBB+	BBB
Unsecured	Baa3	BBB-	BBB-
Issuer	Baa3	BB+	BB+
Outlook	Stable	Stable	Stable

UniSource Energy	Moody's
Secured Credit Facility	Ba1
Outlook	Stable

UNS Electric	Moody's
Sr. Unsecured Notes (guaranteed)	Baa3
Outlook	Stable

UNS Gas	Moody's
Sr. Unsecured Notes (guaranteed)	Baa3
Outlook	Stable

UniSource Energy
33

Long-Term Debt Summary

Balances as of 12/31/10
Rates as of 2/15/11

Debt Issue	Interest Rate	Curr. Balance (in millions)	Issue Date	Maturity Date	Current Call Price	Security	Facilities Financed
TEP							
Unsec. Ind. Dev. Bonds							
2010 Pima A (Tax-Exempt)	5.250%	$ 100	Oct-10	Oct-40	N/C 10	Unsecured	Local T&D
2008 Pima A	6.375%	91	Mar-08	Sep-29	N/C 5		Local T&D
2008 Pima B	5.750%	130	Jun-08	Sep-29	N/C 5		Local T&D
2009 Pima A	4.950%	80	Oct-09	Oct-20	N/C		San Juan PC
2009 Coconino A	5.125%	15	Oct-09	Oct-32	N/C 10		Navajo PC
1997 Pima A	6.100%	22	Sep-97	Sep-25	100%		Local T&D
1998 Apache A	5.850%	84	Mar-98	Mar-28	100%		SGS 1 PC
1998 Apache B	5.875%	100	Mar-98	Mar-33	100%		SGS 2 PC
1998 Apache C	5.850%	16	Mar-98	Mar-26	100%		Local T&D
Subtotal		$ 638					
Var. Rate Tax-Exempt Bonds							
2010 Coconino A	0.33%	37	Dec-10	Oct-32	100%	Mortgage Bonds	Navajo PC
1982 Pima A - Irvington	0.27%	39	Oct-82	Oct-22	100%		Local T&D / Irvington
1982 Pima A	0.27%	40	Dec-82	Dec-22	100%		Local T&D / 4 Corners PC
1983 Apache A	var. rate 0.27%	100	Dec-83	Dec-18	100%		SGS 2
1983 Apache B (Tranche A)	0.27%	80	Dec-83	Dec-18	100%		SGS 2
1983 Apache C (Tranche A)	0.25%	50	Dec-83	Dec-18	100%		SGS 2
1985 Apache A	0.25%	20	Dec-85	Dec-20	100%		SGS 2
Subtotal		$ 366					
TEP TOTAL		$ 1,004					
UES							
UNS Gas Unsecured Notes	6.230%	50	Aug-03	Aug-11	MW + 50	Unsecured	General Purpose
UNS Gas Unsecured Notes	6.230%	50	Aug-03	Aug-15	MW + 50		General Purpose
UNS Electric Unsecured Notes	6.500%	50	Aug-08	Aug-15	MW + 50		General Purpose
UNS Electric Unsecured Notes	7.100%	50	Aug-08	Aug-23	MW + 50		General Purpose
UES TOTAL		$ 200					
UED Term Loan	LIBOR + 3%	29	Feb-10	Mar-12	Par	Secured	Black Mountain
UniSource Stand-Alone							
Sr. Unsec. Convertible Notes	4.500%	150	Mar-05	Mar-35	Par	Unsecured	General Purpose
Revolving Credit Facility	LIBOR + 3.00%	27	Nov-10	Nov-14	Par	Unsecured	General Purpose
UNISOURCE STAND-ALONE TOTAL		$ 177					
UNISOURCE CONSOLIDATED TOTAL		$1,410					

UniSource Energy
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